UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 30, 2005
Date of Report (Date of earliest event reported)

MECHANICAL TECHNOLOGY INCORPORATED
(Exact name of registrant as specified in its chapter)

NEW YORK	0-6890	14-1462255
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

431 NEW KARNER ROAD, ALBANY, NEW YORK 12205 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (518) 533-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement

On December 30, 2005, Mechanical Technology Incorporated ("MTI") issued options (the "Options") to acquire 1,021,213 shares of MTI common stock, par value $0.01 per share, to certain employees, officers and directors of MTI and MTI MicroFuel Cells Inc. ("MTI Micro")(the "Optionees").  The Options have an exercise price per share of $2.80 based on the closing price of the Company's stock on the NASDAQ National Market System on December 30, 2005. MTI issued the Options pursuant to the exchange offer described below, whereby Optionees received the Options in replacement of options (the "MTI Micro Options") held by the Optionees to acquire an aggregate of 2,392,947 shares of common stock, par value $0.01 per share, of MTI Micro.  MTI Micro is a majority-owned subsidiary of MTI. Certain Optionees' names and titles, as well as the number of Options received, are set forth below.  MTI issued the Options pursuant to MTI's 1999 Employee Stock Incentive Plan and the shares of common stock underlying such options are registered pursuant to an effective Form S-8 that was previously filed with the SEC.

		Number of	Number of
		Options	MTI Micro
		Issued on	Options
Individual	Title	12/30/05	Exchanged
William P. Acker	CEO - MTI Micro	200,060	650,243
Juan J. Becerra	VP Market & Business	50,000	100,001
	Development - MTI Micro
Dale W. Church	Director - MTI & MTI Micro	48,333	96,667
Edward A. Dohring	Director - MTI & MTI Micro	8,333	16,667
Steven N. Fischer	Chairman & CEO - MTI	23,333	46,667
Shimshon Gottesfeld	VP & CTO - MTI Micro	95,161	230,645
Russel H. Marvin	VP Engineering - MTI Micro	78,250	163,000
E. Dennis O'Connor	Director - MTI & MTI Micro	8,333	16,667
Walter L. Robb	Director - MTI & MTI Micro	8,333	16,667
Cynthia A. Scheuer	VP, CFO & Secretary - MTI	13,333	26,667

In accordance with the terms and subject to the conditions of the voluntary exchange offer, each Option is exercisable for one share of MTI common stock. The exchange rate was one Option for each two MTI Micro Options, rounded down to the nearest whole Option, or if an individual had an MTI Micro Option balance in excess of 150,000 options, then at a rate of one Option for each four MTI Micro Options in excess of 150,000 options. Each replacement Option will have a vesting schedule that is the same or no more favorable than the replaced MTI Micro Option, and will have the same expiration date as the corresponding canceled and replaced MTI Micro Option. The exchange offer resulted in MTI maintaining an 89% ownership in its subsidiary MTI Micro. If MTI Micro Options exchanged by this offer had been in the money and exercised then MTI's ownership of MTI Micro could have been reduced to 78%.  As part of the exchange offer, MTI issued options to acquire MTI common stock with a dilution impact to shareholders of 3%. There are 88,503 remaining MTI Micro Options outstanding as of December 31, 2005. The exchange offer expired on December 27, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MECHANICAL TECHNOLOGY INCORPORATED

Date: January 3, 2006	By: /S/ CYNTHIA A. SCHEUER Name: Cynthia A. Scheuer
Title: Vice President, Chief Financial Officer and Secretary

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